SECURITIES AND EXCHANGE COMMISSION
             WASHINGTON, D.C. 20549





                    FORM 8-K




                 Current Report
        Pursuant to Section 13 or 15(d)
     of the Securities Exchange Act of 1934



         Date of Report:  July 10, 1996
       (Date of Earliest Event Reported)





                  HUMANA INC.
(Exact name of Registrant as specified in its Charter)







Delaware              1-5975                   61-0647538
(State of           (Commission              (I.R.S. Employer
Incorporation)      File Number)             Tax Identification
                                                  No.)



              500 West Main Street
              Louisville, KY 40202
    (Address of principal executive offices)



                 (502) 580-1000
(Registrant's telephone number, including area code)

Item 5.   Other Events

          On July 10, 1996,  Humana Inc. (the
          "Company" or "Registrant") issued a press release, a copy of which is attached hereto as
          Exhibit 99 and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

Exhibit 99.    Copy of the Company's Press Release dated July 10, 1996.


                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HUMANA INC.



                              /s/ Arthur P. Hipwell
                              By:  Arthur P. Hipwell
                                   Senior Vice President
                                     and General Counsel


Dated: July 10, 1996

Exhibit Index

Exhibit 99.    Copy of the Company's Press Release dated July 10, 1996.